Other Receivables, Net (Details) - Schedule of other receivables ¥ in Thousands, $ in Thousands		Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Schedule of other receivables [Abstract]
Advances to staff	[1]	¥ 9,578		¥ 10,036
Advances to entrepreneurial agents	[2]	3,523		1,362
Advances to a third party channel vendor	[3]	13,575		8,400
Rental deposits		14,333		12,580
Amount due from a third party	[4]	6,830		19,463
Amount due from payment platform		9,926		7,082
Other	[5]	3,805		27,227
Other receivables, net		¥ 61,570	$ 8,844	¥ 86,150

[1]	This represented advances to staff of the Group for daily business operations which are unsecured, interest-free and repayable on demand.
[2]	This represented advances to entrepreneurial agents who provide services to the Group. The advances are used by agents to develop business. The advances were unsecured, interest-free and repayable on demand.
[3]	This represented advances to a third-party channel vendor, which are unsecured, interest-free and repayable on demand.
[4]	This represented the residual balance of uncollected cash consideration related to the disposal of P&C business. In 2019, the Group collected the full amount of the cash consideration. The balance of RMB6,830 as of December 31, 2019 represents the amount receivable from Cheche as a result of conversion of loan receivable, which is due in October 2020. See Note 3(e) for details.
[5]	This represented other miscellaneous receivables, receivable related to disposal of a subsidiary, advance payments to designated governmental authorities on behalf of our employees regarding statutory employee benefits and other deposits, etc. In August 2017, the Group disposed of the equity interests in Baosikang Information Technology (shenzhen) Co., Ltd. to a third party for a total cash consideration of RMB7,557 (US$1,099), of which nil and RMB7,557 was collected as of December 31, 2018 and 2019, respectively.